SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 5, 2010 (February 1, 2010)

JUMA TECHNOLOGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-105778	68-0605151

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

154 Toledo Street Farmingdale, NY	11735

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 300-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Juma Technology Corp.’s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements". All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Juma Technology Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Juma Technology Corp.'s actual results to differ from management's current expectations are contained in Juma Technology Corp.'s filings with the Securities and Exchange Commission. Juma undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the " Exchange Act "), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 1, 2010, Juma Technology Corp. (“Juma”, the “Company,” or “We”) entered into new employment agreements with Anthony M. Servidio, Anthony Fernandez, and David Giangano. On that date, we also entered into an employment agreement with Edmond Baydian.  A brief description of the terms and conditions of each employment agreement and the amounts payable to the applicable executive officer follows:

Anthony Servidio had entered into an employment agreement with the Company effective as of January 1, 2008. Under his new employment agreement, which supersedes and terminates his original employment agreement with the Company dated January 1, 2008, Mr. Servidio will continue to serve as the Company’s Chief Executive Officer. The new employment agreement terminates on February 28, 2013, subject to automatic renewal for successive one-year terms. Mr. Servidio’s annual base salary for 2010 is $250,000. Thereafter, his base salary, at the sole discretion of the Company’s Board of Directors or Compensation Committee, as the case, may be increased at the rate of five percent (5%), per annum.

Mr. Servidio. shall be entitled to be considered for an annual bonus (the “Annual Bonus”) of up to an aggregate of fifty percent (50%) of his then annual base salary payable in (i) cash and/or (ii) Company common stock, which may include stock options, restricted stock and/or deferred compensation, pursuant to the terms of the executive bonus plan. The award of and the make-up of the Annual Bonus, shall be at the sole discretion of the Company’s Board of Directors or the Company’s Compensation Committee, as the case may be. The payment of any such bonus shall be subject to, among other conditions, Mr. Servidio being employed under his employment agreement at the time the Annual Bonus is awarded and at the time the Annual Bonus is paid and the availability of sufficient cash to meet the Company’s working capital needs. Mr. Servido shall also be entitled to receive a transaction bonus (the “Transaction Bonus”) to be awarded in the event of a change of control or sale of all or substantially all the Company’s assets. The amount of the Transaction Bonus is based on the threshold amounts of gross sales consideration generated in the applicable transaction.

Mr. Servidio shall be entitled to participate in the Company’s employee compensation and other benefit programs. In addition to reimbursement for his documented reasonable expense incurred in connection with the fulfillment of his duties, Mr. Servidio shall all be entitled to an annual automobile allowance of $10,000. The Company may terminate Mr. Servidio’s employment with or without cause. If Mr. Servidio’s employment is terminated without cause or due to a change of control, then he is entitled to a severance payment equal to 18 months’ base pay and 18 months’ benefits. Mr. Servidio may terminate his employment agreement on 90 days’ prior written notice. The form of Mr. Servidio’s employment agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing discussion is qualified in its entirety by reference to such Exhibit.

Anthony Fernandez has entered into a similar new employment agreement with the Company, which supersedes and terminates his original employment agreement with the Company dated as of November 14, 2006, as amended. Mr. Fernandez will continue to serve as the Company’s Chief Financial Officer. Mr. Fernandez’s annual base salary is $165,000.

Mr. Fernandez’s employment agreement contains employee benefit, bonus, and termination provisions, which are similar to those contained in Mr. Servidio’s employment agreement. The form of Mr. Fernandez’s employment agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and the foregoing discussion is qualified in its entirety by reference to such Exhibit.

David Giangano has entered into a similar new employment agreement with the Company, which supersedes and terminates his original employment agreement with the Company dated as of November 14, 2006, as amended. Mr. Giangano will continue to serve as the Company’s President of Global Channels. Mr. Giangano’s annual base salary is $165,000.

Mr. Giangano’s employment agreement contains employee benefit, Annual Bonus, and termination provisions, which are similar to those contained in Mr. Servidio’s employment agreement. The form of Mr. Giangano’s employment agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and the foregoing discussion is qualified in its entirety by reference to such Exhibit.

Joseph Fuccillo has entered into a similar new employment agreement with the Company, which supersedes and terminates his original employment agreement with the Company dated as of November 14, 2006, as amended. Mr. Fuccillo will continue to serve as the Company’s Chief Technology Officer and President. Mr. Fuccillo’s annual base salary is $165,000.

Mr. Fuccillo’s employment agreement contains employee benefit, Annual Bonus, and termination provisions, which are similar to those contained in Mr. Servidio’s employment agreement. The form of Mr. Fuccillo’s employment agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and the foregoing discussion is qualified in its entirety by reference to such Exhibit.

Edmond Baydian has entered into a similar employment agreement with the Company.  Mr. Baydian will serve as the Company’s Chief Services Officer. Mr. Baydian’s annual base salary is $165,000.

Mr. Baydian’s employment agreement contains employee benefit, bonus, and termination provisions, which are similar to those contained in Mr. Servidio’s employment agreement. The form of Mr. Baydian’s employment agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and the foregoing discussion is qualified in its entirety by reference to such Exhibit.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.

(d) Exhibits:

Exhibit Number	Description

10.1	Form of Anthony M. Servidio Employment Agreement dated February 1, 2010

10.2	Form of Anthony Fernandez Employment Agreement dated February 1, 2010

10.3	Form of David Giangano Employment Agreement dated February 1, 2010

10.4	Form of Joseph Fuccillo Employment Agreement dated February 1, 2010

10.5	Form of Edmond Baydian Employment Agreement dated February 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

JUMA TECHNOLOGY CORP.

By:	/s/ Anthony Fernandez

Anthony Fernandez

Chief Financial Officer

Date: February 5, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Anthony M. Servidio Employment Agreement dated February 1, 2010

10.2	Form of Anthony Fernandez Employment Agreement dated February 1, 2010

10.3	Form of David Giangano Employment Agreement dated February 1, 2010

10.4	Form of Joseph Fuccillo Employment Agreement dated February 1, 2010

10.5	Form of Edmond Baydian Employment Agreement dated February 1, 2010